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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                         reported): September 28, 2006


                         GS Mortgage Securities Corp.
          (as depositor for the GSAA Home Equity Trust 2006-15 formed pursuant to a Master Servicing and Trust Agreement,
                       relating to the GSAA Home Equity
            Trust 2006-15, Asset-Backed Certificates, Series 2006-15)
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    333-132809               13-3387389
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(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                    Identification No.)


           85 Broad Street, New York, New York                  10004
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        (Address of Principal Executive Offices)              (Zip Code)


                                (212) 902-1000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.

Item 8.01.  Other Events.

      On September 28, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of September 1, 2006 (the "Trust Agreement"), among the Company, as depositor, Deutsche Bank National Trust Company ("Deutsche Bank"), as trustee (in such capacity, the "Trustee") and as a custodian, JPMorgan Chase Bank, National Association, as a custodian, U.S. Bank National Association, as custodian, and Wells Fargo Bank, National Association ("Wells Fargo"), as master servicer (in such capacity, the "Master Servicer") and securities administrator of GSAA Home Equity Trust 2006-15, Asset-Backed Certificates, Series 2006-15 (the "Certificates"), issued in twenty-two classes. The Class AV-1, Class AF-2, Class AF-3A, Class AF-3B, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of September 1, 2006 of $540,228,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of September 27, 2006, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as
Exhibit 99.1.

      On September 13, 2006, Goldman Sachs Capital Markets, L.P. entered into an interest rate corridor agreement (the "Interest Rate Corridor Agreement") for the benefit of certain certificates issued by GSAA Home Equity Trust 2006-15 (the "Trust") and guaranteed by The Goldman Sachs Group, Inc. and Goldman, Sachs & Co. The Corridor Agreement is annexed hereto as Exhibit 99.2.

      On September 28, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 1 Assignment Agreement") dated as of September 28, 2006, among Avelo Mortgage, L.L.C. ("Avelo"), the Company and Goldman Sachs Mortgage Company ("GSMC"). The Avelo Step 1 Assignment Agreement is annexed hereto as
Exhibit 99.3.

      On September 28, 2006, the Company entered into an Assignment Agreement (the "Avelo Step 2 Assignment Agreement") dated as of September 28, 2006, among the Company, Avelo, the Trustee and the Master Servicer. The Avelo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.4.

      On September 28, 2006, the Company entered into an Assignment Agreement (the "M&T Step 1 Assignment Agreement") dated as of September 28, 2006, among M&T Mortgage Corporation ("M&T"), the Company and GSMC. The M&T Step 1 Assignment Agreement is annexed hereto as Exhibit 99.5.

      On September 28, 2006, the Company, entered into an Assignment Agreement (the "M&T Step 2 Assignment Agreement") dated as of September 28, 2006, among the Company, M&T, the Trustee and the Master Servicer. The M&T Step 2 Assignment Agreement is annexed hereto as Exhibit 99.6.

      On September 28, 2006, the Company entered into an Assignment Agreement (the "Wells Fargo Step 1 Assignment Agreement") dated as of September 28, 2006, among Wells Fargo, the Company and GSMC. The Wells Fargo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.7.

      On September 28, 2006, the Company entered into an Assignment Agreement (the "Wells Fargo Step 2 Assignment Agreement") dated as of September 28, 2006, among the Company, Wells Fargo, the Trustee and the Master Servicer. The Wells Fargo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.8.


      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

Section 9  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c) Exhibits:

Exhibit 99.1 Master Servicing and Trust Agreement, dated as of September 1, 2006, among GS Mortgage Securities Corp., as depositor, Deutsche Bank as Trustee and as a custodian, JPMorgan Chase Bank, National Association as a custodian, U.S. Bank National Association, as a custodian and Wells Fargo as Master Servicer and securities administrator.

Exhibit 99.2 Interest Rate Corridor Agreement, dated as of September 13, 2006, between Goldman Sachs Capital Markets, L.P. and Goldman, Sachs & Co. for the benefit of certain certificates issued by the Trust.

Exhibit 99.3 Avelo Step 1 Assignment Agreement, dated as of September 28, 2006, among Avelo, GSMC and the Company.

Exhibit 99.4 Avelo Step 2 Assignment Agreement, dated as of September 28, 2006, among the Company, Avelo, the Trustee and the Master Servicer.

Exhibit 99.5 M&T Step 1 Assignment Agreement, dated as of September 28, 2006, among M&T, GSMC and the Company.

Exhibit 99.6 M&T Step 2 Assignment Agreement, dated as of September 28, 2006, among the Company, M&T, the Trustee and the Master Servicer.

Exhibit 99.7 Wells Fargo Step 1 Assignment Agreement, dated as of September 28, 2006, among Wells Fargo, GSMC and the Company.

Exhibit 99.8 Wells Fargo Step 2 Assignment Agreement, dated as of September 28, 2006, among the Company, Wells Fargo, the Trustee and the Master Servicer.

SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   October 13, 2006


                                          GS MORTGAGE SECURITIES CORP.



                                          By:  /s/ Michelle Gill
                                              -------------------------
                                              Name:  Michelle Gill
                                              Title:    Vice President

                                 Exhibit Index
                                 -------------
Exhibit Index
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                                                                 Paper (P) or
Item 601(a) of                   Description                    Electronic (E)
---------------                  -----------                    --------------
Regulation S-K
--------------
   99.1             Master Servicing and Trust Agreement,              E
                    dated as of September 1, 2006, among GS
                    Mortgage Securities Corp., as
                    depositor, Deutsche Bank as trustee and
                    as a custodian, JPMorgan Chase Bank,
                    National Association as a custodian,
                    U.S. Bank, National Association, as a
                    custodian and Wells Fargo as Master
                    Servicer and securities administrator.

    99.2            Interest Rate Corridor Agreement, dated            E
                    as of September 13, 2006, between
                    Goldman Sachs Capital Markets, L.P. and
                    Goldman, Sachs & Co. for the benefit of
                    certain certificates issued by the
                    Trust.

    99.3            Avelo Step 1 Assignment Agreement,                 E
                    dated as of September 28, 2006, among
                    Avelo, GSMC and the Company.

    99.4            Avelo Step 2 Assignment Agreement,                 E
                    dated as of September 28, 2006, among
                    the Company, Avelo, the Trustee and the
                    Master Servicer.

    99.5            M&T Step 1 Assignment Agreement, dated             E
                    as of September 28, 2006, among M&T,
                    GSMC and the Company.

    99.6            M&T Step 2 Assignment Agreement, dated             E
                    as of September 28, 2006, among the
                    Company, M&T, the Trustee and the
                    Master Servicer.

    99.7            Wells Fargo Step 1 Assignment                      E
                    Agreement, dated as of September 28,
                    2006, among Wells Fargo, GSMC and the
                    Company.

    99.8            Wells Fargo Step 2 Assignment                      E
                    Agreement, dated as of September 28,
                    2006, among the Company, Wells Fargo,
                    the Trustee and the Master Servicer.